Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

      This FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) is entered into effective as of May 3, 2005, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), and MARTIN OPERATING GP LLC, a Delaware limited liability company, as guarantors, the financial institutions parties to the Credit Agreement (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer, Swing Line Lender and a Lender.

      WHEREAS, the Borrower, the MLP, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 29, 2004 (as renewed, extended, amended or restated, the “Credit Agreement”);

      WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement in order to increase the Aggregate Committed Sum and to reduce the pricing thereunder; and

      WHEREAS, the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Definitions. Unless otherwise defined in this First Amendment, terms used in this First Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this First Amendment.

      SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this First Amendment, the Credit Agreement is hereby amended as follows:

      (a) The Aggregate Committed Sum under the Credit Agreement is increased from $100,000,000 to $150,000,000, and the Acquisition Subfacility under the Credit Agreement is increased from $70,000,000 to $120,000,000. In connection therewith:

      (i) Section 2.15 of the Credit Agreement is deleted in its entirety;

      (ii) the definition of “Acquisition Subfacility Commitment” in Section 1.01 of the Credit Agreement is amended by replacing “$70,000,000” set forth therein with “$120,000,000”;

      (iii) Exhibit A-1 to the Credit Agreement (Committed Loan Notice) is amended by replacing “$70,000,000” set forth therein with “$120,000,000”; and

      (iv) the Committed Sum of each Lender is as set forth on Schedule 2.01 attached hereto as Appendix A.

      (b) The pricing grid set forth in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

Applicable Rate

			Letter of
			Credit and
Pricing		Commitment fee	Eurodollar Rate	Base Rate +
Level	Leverage Ratio	(bps)	+ (bps)	(bps)
1	Less than 2.00:1.00	37.5	125.0	25.0
2	Greater than or	37.5	150.0	50.0
	equal to 2.00:1.00
	but less than
	2.50:1.00
3	Greater than or	37.5	175.0	75.0
	equal to 2.50:1.00
	but less than
	2.75:1.00
4	Greater than or	37.5	200.0	100.0
	equal to 2.75:1.00
	but less than
	3.00:1.00
5	Greater than or	50.0	225.0	125.0
	equal to 3.00:1.00

      (c) The definition of “Permitted Acquisition” in Section 1.01 of the Credit Agreement is amended by replacing “$5,000,000” set forth in clause (b) therein with “$10,000,000”.

      (d) Schedule 2.01 attached to the Credit Agreement is deleted and a revised Schedule 2.01 attached hereto as Appendix A is deemed to be, and is, attached to the Credit Agreement as Schedule 2.01 thereto.

      SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this First Amendment shall not be effective until the date (such date, the “First Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:

      (a) The Administrative Agent shall have received the following:

      (i) a counterpart of this First Amendment executed by each of the parties hereto (which may be by telecopy transmission);

      (ii) Notes executed by the Borrower in favor of those Lenders increasing their Committed Sums hereunder and requesting such Notes, each in a principal amount equal to each such Lender’s Committed Sum after giving effect to this Amendment; and

      (iii) from each Loan Party, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (A) resolutions authorizing the increase in the Aggregate Committed Sum and the execution and performance of this First Amendment and the other Loan Documents which such Person is executing in connection herewith, (B) the incumbency and signature of the officer executing such documents, and (C) that there has been no change in such Person’s Organizational Documents since October 29, 2004 (or, if there has been a change, attaching a copy thereof).

      (b) All fees due and payable at the First Amendment Effective Date shall have been paid (including, without limitation but without duplication, the fees required by Section 6 of this First Amendment and the fees required to be paid pursuant to the Fee Letter dated as of April 6, 2005, between the Borrower and Royal Bank of Canada), and the Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the First Amendment Effective Date.

      SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:

      (a) This First Amendment, the Credit Agreement as amended hereby and each Loan Document have been duly authorized, executed and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors’ rights generally and to general principles of equity).

      (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the First Amendment Effective Date, after giving effect to this First Amendment, as if made on and as of the First Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.

      (c) As of the date hereof, at the time of and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

      (d) No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by the Borrower or any Loan Party of its obligations hereunder. This First Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this First Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.

      SECTION 5. Costs. The Borrower agrees to pay on demand reasonable Attorney Costs of the Administrative Agent and all other costs and expenses of the Administrative Agent, in connection with the preparation, execution and delivery of this First Amendment and any other documents executed in connection herewith.

      SECTION 6. Fees. The Borrower shall pay to each Lender on the First Amendment Effective Date a fee equal to: the sum of (a) 0.15% of the amount of each such Lender’s Committed Sum in effect immediately prior to the First Amendment Effective Date (the “Existing Committed Sum”), plus (b) if such Lender’s Committed Sum increases on the First Amendment Effective Date, 0.25% of the difference between the such Lender’s Committed Sum after giving effect to the First Amendment and such Lender’s Existing Committed Sum. The foregoing fees shall be paid to the Administrative Agent, on behalf of each Lender.

      SECTION 7. Effect of Amendment. (a) This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

      (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this First Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this First Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this First Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

      SECTION 8. Miscellaneous. This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart. This First Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

      SECTION 9. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      SECTION 10. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written

MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC, its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

		By:	MARTIN MIDSTREAM GP LLC, its General Partner

			By:	/s/ Ruben S. Martin, III

Ruben S. Martin, III President and Chief Executive Officer

MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC, its General Partner

	By:	/s/ Ruben S. Martin, III

Ruben S. Martin, III President and Chief Executive Officer

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

MARTIN OPERATING GP LLC, a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

	By:	MARTIN MIDSTREAM GP LLC, its General Partner

		By:	/s/ Ruben S. Martin, III

Ruben S. Martin, III President and Chief Executive Officer

{THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ David Wheatley

Name:	David Wheatley

Title:	Manager, Agency

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender, as L/C Issuer, and as Swing Line Lender

By:	/s/ Jason York

Name:	JASON YORK

Title:	ATTORNEY-IN-FACT

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Paul L. Strange

Name:	Paul L. Strange

Title:	Senior Vice President

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ M. Jarrod Bourgeois

Name:	M. Jarrod Bourgeois

Title:	Assistant Vice President

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/ Duncan Robertson

	Name:	DUNCAN ROBERTSON

	Title:	EXECUTIVE DIRECTOR

By:	/s/ James G. Brown, Jr.

	Name:	JAMES G. BROWN, JR.

	Title:	MANAGING DIRECTOR

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Keven D. Smith

	Name:	Keven D. Smith
	Title:	Vice President

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

HIBERNIA NATIONAL BANK, as a Lender

By:	/s/ Gary Culbertson

	Name:	Gary Culbertson

	Title:	Vice President

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

AMEGY BANK NATIONAL ASSOCIATION (formerly Southwest Bank of Texas, N.A.), as a Lender

By:	/s/ Kenneth R. Batson, III

	Name:	Kenneth R. Batson, III

	Title:	Vice President Energy Lending

[THIS IS A SIGNATURE PAGE TO THE
FIRST AMENDMENT TO CREDIT AGREEMENT]

APPENDIX A

SCHEDULE 2.01

COMMITTED SUMS

	Working Capital/
	Distribution	Acquisition
Lender	Subfacility	Subfacility	Total
Royal Bank of Canada	$4,800,000.00	$19,200,000.00	$24,000,000.00
Comerica Bank	$4,500,000.00	$18,000,000.00	$22,500,000.00
Wells Fargo Bank, N.A.	$4,500,000.00	$18,000,000.00	$22,500,000.00
WestLB AG, New York Branch	$4,500,000.00	$18,000,000.00	$22,500,000.00
KeyBank National Association	$4,500,000.00	$18,000,000.00	$22,500,000.00
Hibernia National Bank	$3,600,000.00	$14,400,000.00	$18,000,000.00
Amegy Bank National Association	$3,600,000.00	$14,400,000.00	$18,000,000.00
Total:	$30,000,000	$120,000,000	$150,000,000

Appendix A